UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2010
Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 794-7100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On September 8, 2010, Streamline Health Solutions, Inc. (“Streamline Health”) issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about Streamline Health’s second fiscal quarter ended July 31, 2010. The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On September 2, 2010, the Board of Directors of Streamline Health appointed Gary M. Winzenread, as the Company’s Chief Operating Officer in which role he will focus on managing the Company’s day-to-day operations and improving the Company’s operational efficiencies. Prior to his appointment as Chief Operating Officer, Mr. Winzenread (age 45) most recently served as the Company’s Senior Vice President of Product Development and Implementation Services. Mr. Winzenread will continue to manage those areas and will assume additional responsibility for managing hosting and internal information technology services. He joined the Company in 2007 as the Director of Product Strategy and thereafter assumed additional responsibilities for Product Development and Support Services. Prior to joining the Company, Mr. Winzenread served for eight years as the President and Chief Executive Officer of Praxis Solutions, the software development consultancy that he founded in 1998.
Mr. Winzenread previously entered into an employment agreement with the Company, which agreement currently extends until May 31, 2011 with provisions for automatic annual renewals. The material terms of his employment agreement are described in the Company’s proxy statement under the heading “Employment and Indemnification Agreements — Mr. Winzenread’s Employment Agreement” filed with the Securities and Exchange Commission on April 16, 2010, which description is incorporated herein by reference.
There are no family relationships between Mr. Winzenread and any Director or Executive Officer of Streamline Health Solutions, Inc. Mr. Winzenread has no relationships with Streamline Health that would require disclosure under Item 404 of Regulation S-K.
Item 7.01 REGULATION FD DISCLOSURE
Streamline Health’s September 8, 2010 press release attached as Exhibit 99.1 to this report includes information regarding the management change described in Item 5.02 above, which information is incorporated by reference into this Item 7.01. Such information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION
10.1(a)	#	Employment Agreement between Streamline Health, Inc. f/k/a LanVision, Inc. and Gary M. Winzenread, effective June 1, 2008 (Previously filed with the Commission, and incorporated herein by reference from, Exhibit 10 of the Registrant’s Form 8-K, as filed with the Commission on June 26, 2008.)

99.1		News Release of Streamline Health Solutions, Inc. dated September 8, 2010.

#	Management Contracts and Compensatory Arrangements.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: September 8, 2010	By:	/s/ Donald E. Vick, Jr.
Donald E. Vick, Jr.
Interim Chief Financial Officer

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